Exhibit 10.01

SECOND AMENDMENT
to
MANAGEMENT AND OPERATIONS AGREEMENT
AMENDED AND RESTATED
As of January 1, 2015

This Second Amendment (“Second Amendment”) to the Management and Operations Agreement Amended and Restated as of January 1, 2015 (the 2015 Management Agreement”), is attached to and hereby expressly made a part of said 2015 Management Agreement by and among State Automobile Mutual Insurance Company, an Ohio corporation (“Mutual”), State Auto Financial Corporation, an Ohio corporation (“STFC”), State Auto Property & Casualty Insurance Company, an Iowa corporation (“State Auto P&C”), State Auto Insurance Company of Ohio, an Ohio corporation (“SA OH”), Milbank Insurance Company, an Iowa corporation (“Milbank”), Meridian Security Insurance Company, an Indiana corporation (“Meridian”), Patrons Mutual Insurance Company of Connecticut, a Connecticut corporation (“Patrons”), Stateco Financial Services, Inc., an Ohio corporation (“Stateco”), 518 Property Management and Leasing, LLC, an Ohio limited liability company (“518 PML”), State Auto Holdings, Inc., an Ohio corporation (“SA Holdings”), Facilitators, Inc., a South Carolina corporation (“Facilitators”), Network E&S Insurance Brokers, LLC, a California limited liability company (“Network”) and State Auto Labs Corp., an Ohio corporation (“SA Labs”).

Background Information
The 2015 Management Agreement describes the operating relationship among substantially all of the affiliates of State Auto Mutual and State Auto Mutual, the ultimate controlling person in the State Auto Mutual insurance holding company system.
For purposes of the 2015 Management Agreement and this Second Amendment, the “Mutual Group” or the “State Auto Mutual Group” shall mean State Auto Mutual, Meridian Security, Patrons, Facilitators, SA Holdings, Network and SA Labs, and the “State Auto Financial Group” shall mean STFC, State Auto P&C, Milbank, SA OH, Stateco, and 518 PML.

Partners General Insurance Agency, LLC, a California limited liability company (“Partners”), was sold, effective March 1, 2018, and is no longer a party to the 2015 Management Agreement.
With this Second Amendment, the parties to this Second Amendment intend to delete Partners as a party to the 2015 Management Agreement.
In response to a recommendation from the Independent Committee of the Board of Directors of each of Mutual and STFC, the Boards of Directors of the State Auto Financial Group and the State Auto Mutual Group approved the 2015 Management Agreement.

Statement of Agreement
In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties to this Amendment agree to amend the 2015 Management Agreement as follows:

1.
Capitalized terms used in this Second Amendment (including the Background Information) which are not otherwise defined herein shall have the meanings ascribed to such terms in the 2015 Management Agreement.

2. This Second Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on March 1, 2018 (the “Effective Date”). If this Second Amendment is not approved as described in this section, this Second Amendment shall be deemed null and void and shall not become operative to amend the 2015 Management Agreement in any manner whatsoever.

4.
This document is an amendment to the 2015 Management Agreement. In the event of any inconsistencies between the provisions of the 2015 Management Agreement and this Second Amendment, the provisions of this Second Amendment shall control. Except as expressly amended hereby, the 2015 Management Agreement shall continue in full force and effect without change for the balance of the term thereof.

In witness whereof, each of the parties hereto has subscribed its name below.

Date: March 1, 2018

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY
STATE AUTO FINANCIAL CORPORATION
STATE AUTO PROPERTY & CASUALTY INSURANCE COMPANY
STATE AUTO INSURANCE COMPANY OF OHIO
STATE AUTO HOLDINGS, INC.
STATECO FINANCIAL SERVICES, INC.
MERIDIAN SECURITY INSURANCE COMPANY
PATRONS MUTUAL INSURANCE COMPANY OF CONNECTICUT
MILBANK INSURANCE COMPANY
518 PROPERTY AND MANAGEMENT LEASING, LLC
FACILITATORS, INC.
STATE AUTO LABS CORP.

/s/ Michael E. LaRocco
Michael E. LaRocco, President

NETWORK E&S INSURANCE BROKERS, LLC

/s/ Steven E. English
Steven E. English, Manager